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                                                                     EXHIBIT 4.6
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                            [LOGO OF MEDPARTNERS]       COMMON STOCK

     -----NUMBER-----                                  -----SHARES----

     MDM                                               CUSIP 58503X 10 7



MedPartners, Inc.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT                                      SEE REVERSE FOR
IS THE OWNER OF                                        CERTAIN DEFINITIONS




          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

MedPartners, Inc., transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shareholder subject to all of the provisions of the Certificate of Incorporation of the Corporation as amended and restated, and its Bylaws, as amended and restated, copies of which are on file with the Transfer Agent, to all provisions of which the holder of the Certificate, by acceptance hereof, assets. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated


                              [CORPORATE SEAL OF
                                  MEDPARTNERS
                                 APPEARS HERE]



COUNTERSIGNED AND REGISTERED:
               FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                  TRANSFER AGENT AND REGISTRAR,
BY /s/ Joseph S. Spadaford
   -----------------------                AUTHORIZED SIGNATURE:

/s/ Tracy P. Thrasher                    /s/ Larry R. House
--------------------------               --------------------------------
  SECRETARY                              CHAIRMAN OF THE BOARD, PRESIDENT
                                           AND CHIEF EXECUTIVE OFFICER

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                                                        MedPartners, Inc.

     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in the Rights Agreement between MedPartners, Inc. and Chemical Bank dated as of March 1, 1995, as amended and assumed by MedPartners/Mullikin, Inc., now known as MedPartners, Inc. (the "Company"), on November 28, 1995, and as assumed by First Chicago Trust Company of New York (the
"Rights Agent") as of September 5, 1996 (the "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal offices of the Company. Under certain circumstances, as set forth in the Rights
Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement, as in effect on the date of mailing, without charge promptly after receipt of a written request therefor. Under certain circumstances set forth in the Rights Agreement, Rights issued to, or held by, any Person who is, was or becomes an Acquiring Person or any Affiliate or Associate thereof (as such terms are defined in the Rights Agreement), whether currently held by or on behalf of such Person or by any subsequent holder, may become null and void.

     Medpartners, Inc. will furnish to any stockholder, upon request and without charge, a full statement of the powers, designations, preferences, and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights and the authority of the Board of Directors to fix and determine the relative rights and preferences of series of preferred and preference stock.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM- as tenants in common                  UNIF GIFT MIN ACT-________________ Custodian__________________
     TEN ENT- as tenants by the entireties                                (Cust)                     (Minor)
      JT TEN- as joint tenants with
              right of survivorship and                              under Uniform Gifts to Minors Act
              not as tenants in common
                                                           ____________________________________________________
                                                                                  (State)

                              Additional abbreviations may also be used though not in the above list.

     For value received, ____________________________ hereby sell, assign and transfer unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
-------------------------------------------------

__________________________________________________________________________________________________________________
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

__________________________________________________________________________________________________________________

__________________________________________________________________________________________________________________

___________________________________________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_________________________________________________________________________________________________________ Attorney
to transfer the said Shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated _________________________________


                                 _________________________________________________________________________________
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                 UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR
                                 ENLARGEMENT OR ANY CHANGE WHATEVER.

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                                  THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN "ELIGIBLE GUARANTOR INSTITUTION"
                                  WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT
                                  TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.
                                 ----------------------------------------------------------------------------------
                                  SIGNATURE(S) GUARANTEED BY:



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